Exhibit 99.3

Results From the SECURE Trial, a Phase 3 Study of the AG200-15 Investigational Transdermal Contraceptive Patch Anita Nelson,1,2 Andrew Kaunitz,3 Robin Kroll,4 James Simon,5 Alfred Poindexter,6 Joseph Chiodo,7 Lisa Flood,7 Elizabeth Garner7 1Western University of Health Sciences, Pomona, CA; 2David Geffen School of Medicine at UCLA, Los Angeles, CA (Professor Emeritus); 3University of Florida College of Medicine-Jacksonville, Jacksonville, FL; 4University of Washington, Seattle, WA; 5George Washington University School of Medicine, Washington, DC; 6Baylor College of Medicine, Houston, TX; 7Agile Therapeutics, Princeton, NJ Figure 1: SECURE Subject Description Table 2. Pearl Index by BMI in Women From ITT Population* (<35 Years of Age) Figure 3. Mean Number of Days of Unscheduled Bleeding and/or Spotting by Cycle (Cycle Control Population) INTRODUCTION AG200-15 (Twirla®) is a transdermal contraceptive delivery system (TCDS) under investigation as a once-weekly prescription contraceptive patch AG200-15 is designed to deliver daily hormone exposure, as measured by area-under-the-curve (AUC) analyses, of ethinyl estradiol (EE) and levonorgestrel (LNG) that is similar to oral doses of 120 μg of LNG and 30 μg of EE The SECURE (Study to Evaluate Contraception Use, Reliability, and Effectiveness) was a 1-year, single-arm, open-label, multicenter phase 3 study of the contraceptive efficacy, safety and tolerability of AG200-15 SECURE placed no limitations on body mass index (BMI) during enrollment We present selected efficacy and safety findings of the SECURE trial for the overall population and stratified by BMI METHODS The SECURE study enrolled sexually active female subjects at least 18 years of age who were at risk for pregnancy Subjects were excluded if they desired pregnancy within the next 12 months, were currently lactating, and/or anticipated or planned using condoms or emergency contraception or other forms of back-up contraception during the study, among other criteria Subjects recorded the following in electronic diaries: dates of patch application and patch change/removal, anatomic site of patch placement (lower abdomen, buttock, or upper torso), and reasons for any unscheduled patch changes; in addition, patch-related skin irritation and itching, patch adhesion, and assessment of bleeding or spotting were recorded daily Contraceptive Efficacy was assessed by the Pearl Index (PI) in subjects age 18-35 years old at study entry irrespective of BMI, excluding all cycles in which no intercourse occurred or other birth control methods (ie, back-up contraception) were used Contraceptive efficacy endpoints were also stratified by BMI Supportive life table efficacy analyses and patch wearability/ tolerability measures were assessed Safety was assessed via collection of treatment emergent adverse events (TEAEs) in all subjects who wore at least one patch for any period of time RESULTS • • *Includes all complete or incomplete on-therapy cycles in which intercourse occurred and no back-up contraception was used. Figure 2. Women From ITT Population >18 Years of Age Reporting Pregnancy, by BMI Category • • Continuations/Discontinuations Demographic and Baseline Characteristics A total of 989 (48.7%) women completed the study and used AG200-15 for up to thirteen 28-day cycles A total of 1042 (51.3%) women discontinued the study Reasons for discontinuation included subject decision (15.3%), loss to follow-up (11.3%), and adverse events (10.9%) The 3 most common AEs leading to discontinuation were application site irritation (1.1%), nausea (0.9%), and metrorrhagia (0.7%) • • • • • • • Enrolled women had a broad range of demographic and baseline characteristics A total of 1830 women were <35 years of age and 201 were >35 years of age Most women identified as White (66.9%) or African American (24.3%); in terms of ethnicity, 19.7% were Hispanic and 80.3% were non-Hispanic Approximately 35% of enrolled women had a BMI >30 kg/m2 and 65% had a BMI <30 kg/m2 • • • – – – 800 women (39.4%) had a BMI <25 kg/m (normal) 2 Wearability/Tolerability • 513 women (25.3%) had a BMI >25 to <30 kg/m2 (overweight) 717 women (35.3%) had a BMI >30 kg/m2 (obese) Adverse Events • The most frequent TEAEs known to be related to hormonal contraceptives are shown in Table 3 Table 3. The Most Frequent Treatment Emergent Adverse Events Commonly Attributed to Hormonal Contraceptives (Safety Population) Of reported patches worn, 83% were associated with no patch site irritation and 65% with no itching Generally, the degree of reported irritation and itching was mild Severe itching or irritation were observed in 2.3% and 1.5% of patches worn, respectively Of reported patches worn, the rate of full detachment was 9.9% in Cycle 1 and 2.4% in Cycle 13 • • • • Efficacy Analyses • The PI for the overall ITT population of subjects ≤35 years of age was 4.80 with an upper-bound of the 95% confidence interval of 6.06 Supportive life table analyses were performed and results for subjects ≤35 years of age are presented in Table 1 • • CONCLUSIONS The SECURE trial was conducted in a diverse, real-world population of women that reflects current obesity trends in the United States Overall PI and life table results from the SECURE trial suggest that AG200-15 is an important contraceptive option for women who prefer a non-daily hormonal method AG200-15 was well-tolerated and rates of hormone-related AEs were comparable to approved combined hormonal contraceptives Patch-related irritation and itching rates were low and the patch adhesion profile was favorable The SECURE trial has provided substantial new data on hormonal contraception effectiveness in women with BMIs >30 kg/m2 and supports the hypothesis that, for short-acting combined hormonal contraceptives, obesity is associated with higher failure rates Additional analyses of clinical trial data are needed to understand not only the magnitude of the impact of obesity, but also to better understand why obese women experience higher contraception failure rates • Table 1. Pregnancy Rates Based on Life Table Analysis in Women From Efficacy Population* (≤35 Years of Age) • b • • aMedDRA preferred terms = mood swings, depression, mood altered, major depression, and depressed mood; bMedDRA preferred terms = breast tenderness and breast pain; cMedDRA preferred terms = metrorrhagia, menorrhagia, menstruation irregular. • Serious adverse events (SAEs) were observed in 1.97% of subjects and included: cholelithiasis (n=4), deep vein thrombosis (n=3), pulmonary embolism (n=3), depression (n=3), gastroenteritis (n=2), cholecystitis (n=2), and ectopic pregnancy (n=2) • • • • Bleeding/Spotting • • • Women in the Safety population who provided information on bleeding (recorded daily) and patch application (Cycle Control population, n=2017) reported a mean number of scheduled bleeding/spotting days per month that ranged from 3 to 3.7 days during Cycles 1-13 Women in the Cycle Control population reported a mean number of unscheduled bleeding/spotting days per month that generally decreased over the 13 cycles, declining from a mean of 3.1 days in Cycle 1 to a mean of 1.6 days in Cycle 13 (Figure 3) ACKNOWLEDGMENT Funding to support the development this poster was provided by Agile Therapeutics to MedVal Scientific Information Services, LLC, Skillman, NJ. DISCLOSURES AN: Consultant/Advisor: Allergan, Agile, Bayer, ContraMed, Female Health, Merck, Microchips Biotech, Pharmanest; Honoraria/Speaker: Allergan, Aspen, Bayer, Merck, Teva; Grants/Research Support: Agile, Bayer, ContraMed, Merck. AK: Consultant/Advisor: Allergan, Bayer, Merck, Mithra, Pfizer; Research Support (institution): Agile, Bayer, Merck, Mithra. RK: Research Support: AbbVie, Agile, Allergan, Bayer, Chemo Group, Contramed, Merck, Mithra. JS: Consultant/Advisor: AbbVie, Allergan, AMAG, Amgen, Apotex, Ascend, Azure, JDS, Merck, Millendo, Noven, Novo Nordisk, Nuelle, Perrigo, Radius, Regeneron, Roivant, Sanofi, Sebela, Sermonix, Shionogi, Sprout, Symbiotec, TherapeuticsMD, Valeant; Speaker: Amgen, Eisai, Merck, Noven, Novo Nordisk, Shionogi, Valeant; Research Support: AbbVie, Actavis, Agile, Bayer, GlaxoSmithKline, New England Research Institute, Novo Nordisk, Palatin, Symbio, TherapeuticsMD; Stock Ownership, Sermonix; Patent: No. 4,816,257 (embryo transplant). AP: Consultant/Advisor: Agile, Allergan, Bayer, Pfizer. JC, LF, EG: Employees, Agile Therapeutics. • Subject Description at Baseline • A total of 4033 women were screened and 2031 were included in the Safety population (Figure 1) *Subjects who wore at least one patch and had a negative enrollment serum β-hCG. • A positive correlation was observed between BMI and % of subjects reporting pregnancies (Table 2, Figure 2) Presented at the American College of Obstetricians and Gynecologists (ACOG) Annual Clinical and Scientific Meeting, May 6-9, 2017, San Diego, California % of Women Mean No. of Days Unscheduled Bleeding/Spotting Cycle Number of Subjects Number of On-Treatment Pregnancies Probability of Pregnancy 95% CI 1 1816 3 0.17 0.05, 0.51 2 1681 11 0.64 0.35, 1.15 3 1556 17 1.02 0.64, 1.64 4 1448 26 1.64 1.12, 2.40 5 1349 31 2.00 1.41, 2.84 6 1263 39 2.62 1.92, 3.58 7 1192 41 2.79 2.06, 3.77 8 1130 46 3.22 2.41, 4.28 9 1068 48 3.40 2.56, 4.50 10 1004 49 3.49 2.64, 4.61 11 968 51 3.69 2.81, 4.85 12 930 53 3.90 2.98, 5.10 13 893 56 4.22 3.25, 5.48 Parameter/Category SECURE (n=2031) Nausea 4.1% Headache 3.6% Mood swings/changes/depressiona 2.8% Breast tenderness/pain 1.9% Heavy and/or irregular vaginal bleedingc 1.8% 7 6 5 4 3 2 1 0 >15 >17.5 >22.5 >27.5 >32.5 >37.5 >42.5 >47.5 <17.5 <22.5 <27.5 <32.5 <37.5 <42.5 <47.5 <52.5 BMI Category (kg/m2) 3.5 3 2.5 2 1.5 1 0.5 0 1 2 3 4 5 6 7 8 9 10 11 12 13 Cycle Screened subjects N=4033 Screen failures n=2001 Enrolled n=2032 Safety population n=2031 ontinued n=1042 (51.3%) sons for discontinuation Subject decision, n=310 (15.3%) Lost to follow-up, n=229 (11.3%) Adverse event, n=222 (10.9%) n-compliance, n=116 (5.7%) Pregnancy, n=73 (3.6%) Sponsor decision, n=20 (1.0%) estigator decision, n=17 (0.8%) Protocol violation, n=14 (0.7%) Completed n=989 (48.7%) • Other, n=41 (2.0%) Disc Rea • • • • No • • • Inv • Parameter/Category Pearl Index Upper Bound of 95% CI BMI (kg/m2) Normal (<25) 3.03 4.62 Overweight (≥25 to <30) 5.36 7.98 Non-obese (<30) 3.94 5.35 Obese (≥30) 6.42 8.88 22A